UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2012

OSL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-32658 (Commission File Number)	98-0441032 (I.R.S. Employer Identification Number)

60 Dutch Hill Road, Suite 15
Orangeburg, NY 10962
(Address of principal executive offices and zip code)

(845) 363-6776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On October 17, 2012, OSL Holdings, Inc. (the “Company”) issued an aggregate of 3,529,412 shares of its common stock, upon the conversion of $6,000.00 due and owing pursuant to an existing convertible promissory note issued by the Company dated February 10, 2012.

On October 31, 2012, the Company issued an aggregate of 4,107,143 shares of its common stock, upon the conversion of $2,300.00 due and owing pursuant to an existing convertible promissory note issued by the Company dated January 20, 2012.

The issuances of the aforementioned shares were exempt from registration pursuant to Section 4(2) of the Securities Act of 1934, as amended, and the investors were accredited and sophisticated, familiar with the Company’s operations, and there was no solicitation. The shares may be transferred only pursuant to a registration statement effective under the Securities Act of 1933, as amended, or an exemption from registration, including pursuant to Rule 144.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL Holdings, Inc.

Date: November 1, 2012	By:	/s/ Eric Kotch
	Name:	Eric Kotch
	Title:	Chief Financial Officer

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